August 29, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by the Public ProFunds listed in Appendix I ( the Funds ) (copy attached), which we understand will be filed with the Commission, pursuant to Item 77K of Form N-SAR, as part of the Funds Form N-SAR report dated August 29, 2006. We agree with the statements concerning our Firm in such Form N-SAR.

Very truly yours,



/s/ PricewaterhouseCoopers LLP

Appendix I
Public ProFunds

1. Bull ProFund
2. Mid-Cap ProFund
3. Small-Cap ProFund
4. OTC ProFund
5. Large-Cap Value ProFund
6. Large-Cap Growth ProFund
7. Mid-Cap Value ProFund
8. Mid-Cap Growth ProFund
9. Small-Cap Value ProFund
10. Small-Cap Growth ProFund
11. Europe 30 ProFund
12. UltraBull ProFund
13. UltraMid-Cap ProFund
14. UltraSmall-Cap ProFund
15. UltraDow 30 ProFund
16. UltraOTC ProFund
17. UltraJapan ProFund
18. Bear ProFund
19. Short Small-Cap ProFund
20. Short OTC ProFund
21. UltraBear ProFund
22. UltraShort Mid-Cap ProFund
23. UltraShort Small-Cap ProFund
24. UltraShort Dow 30 ProFund
25. UltraShort OTC ProFund
26. Short Oil & Gas ProFund
27. Short Real Estate ProFund
28. Banks UltraSector ProFund
29. Basic Materials UltraSector ProFund
30. Biotechnology UltraSector ProFund
31. Consumer Goods UltraSector ProFund
32. Consumer Services UltraSector ProFund
33. Financials UltraSector ProFund
34. Health Care UltraSector ProFund
35. Industrials UltraSector ProFund
36. Internet UltraSector ProFund
37. Mobile Telecommunications UltraSector ProFund
38. Oil & Gas UltraSector ProFund
39. Pharmaceuticals UltraSector ProFund
40. Precious Metals UltraSector ProFund
41. Real Estate UltraSector ProFund
42. Semiconductor UltraSector ProFund
43. Technology UltraSector ProFund
44. Telecommunications UltraSector ProFund
45. Utilities UltraSector ProFund
46. U.S. Government Plus ProFund
47. Rising Rates Opportunity ProFund
48. Money Market ProFund
49. Rising Rates Opportunity 10 ProFund
50. Rising U.S. Dollar ProFund
51. Falling U.S. Dollar ProFund